UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2020

SONOCO PRODUCTS COMPANY
 Commission File No. 001-11261

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

Ms. Eleni Istavridis was elected to the Sonoco Board of Directors on October 18, 2020.

Ms. Istavridis, 63, is currently a business consultant in McLean, Virginia. She retired from Bank of New York Mellon in 2015, where she was Executive Vice President and Head of Investment Services for Asia Pacific in Hong Kong and a member of the Operating Committee, Investment Services Executive Committee and Asia Pacific Executive Committee, as well as co-chair of the Women's Initiative Network in Asia Pacific. Prior to Bank of New York Mellon, she held senior leadership positions at Deutsche Bank and Bankers Trust in Asia. She also served as President and Chief Operating Officer of Tristate Holdings. She started her career at McKinsey and Company, serving financial institutions in the United States and Asia.

Ms. Istavridis has been appointed to serve on the Employee and Public Responsibility and Audit Committees of the Board, is an independent member of the Sonoco Board, and will stand for election by shareholders at the Company’s 2021 Annual General Meeting.

The Company has not entered into any material contracts, plans or arrangements with Ms. Istavridis. There are no family relationships between Ms. Istavridis and any other executive officer or director of the Company, and there are no arrangements or understandings pursuant to which she has been appointed. There are no transactions between the Company and Ms. Istavridis that would constitute related person transactions under Item 404(a) of Regulation S-K.

On October 18, 2020, Mr. Harry A. Cockrell, 70, informed the board of his decision not to stand for reelection to the Board at the Company's Annual General Meeting in 2021. Mr. Cockrell did not indicate any disagreement with the registrant on any matter relating to the registrant's operations, policies or practices, and no executive officer of the registrant is aware of any such disagreement. He has served on the board since 2013.

Section 9 - Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index
99	News Release dated October 19, 2020 announcing the election of Eleni Istavridis to Sonoco's Board of Directors and the departure of Harry A. Cockrell
Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: October 21, 2020	By:	/s/ Julie C. Albrecht
Julie C. Albrecht
Vice President and Chief Financial Officer